Clipper FundSM

Investment Category: Large Cap Value

Investment Objective: Growth & Capital Preservation

Clipper FundSM (the "Fund") is a non-diversified, open-end management investment company. The objective of the Fund is to provide long-term capital growth and capital preservation. The Clipper FundSM is managed by Pacific Financial Research ("PFR") (the "Adviser").

Investment Philosophy

The Adviser to the Fund is a bottom-up, large cap value manager. PFR believes that focused fundamental research of companies in out-of-favor sectors yields the best investment opportunities. By concentrating in their best ideas, they maximize the value added from their research effort. PFR usually owns 15 to 35 stocks in a portfolio. The Clipper FundSM may hold an unlimited amount in cash and/or bonds. PFR invests as a long-term partner with management and looks beyond short-term events. Companies are purchased only if their share price trades at 70 percent or less of estimated intrinsic value, and are sold once they reach PFR's estimate of intrinsic value.

Investment Strategy

PFR relies predominantly on in-house research. A two-person research team conducts exhaustive fundamental research on a company under investment consideration. One analyst is a proponent of the company, the other a "devil's advocate". Initial financial models are built to help identify areas of concern, and visits with management, competitors and customers help the team understand the business. PFR meets with management prior to investing in a company, and the analysts visit the management of 100-200 companies a year. Their goal is to go beyond conventional wisdom and form an unbiased, objective view of a company's long-term prospects.

Valuation methods reflect the way that a rational businessman within an industry values a company, not the way the stock market does. First, analysts determine the price a rational private buyer would pay in a negotiated transaction for the assets of the company. For comparison, discounted free cash flow models are constructed to verify the valuation. The lower of the two valuations is the intrinsic or absolute value for the company, and this value becomes the basis for all subsequent investment decisions. Only stocks trading at a 30% or greater discount to intrinsic value are considered for purchase. Investment decisions are made by the two analysts (proponent and "devil's advocate") doing the fundamental research on a company.

Management and Organization

Pacific Financial Research, Inc., a Massachusetts corporation, is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. The Adviser is a wholly owned subsidiary of Old Mutual (US) Holdings. As of December 31, 2003 the Adviser had $17 billion in assets under management. Under an investment advisory agreement with the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser must adhere to the stated investment objectives and policies of the Fund, and is subject to the control and supervision of the Fund's Board of Directors.

Additional Information

For additional information, please visit the Clipper FundSM website (www.clipperfund.com) or you may request a prospectus by calling (800) 776-5033.

December 31, 2003

Key Portfolio Characteristics

Net Assets                           $6,963 million
Inception                                      02/29/84
Weighted Average Mkt Cap.            $39.8 B
Median Mkt Cap                             $10.9 B
P/E Ratio                                          15.9x
Price/Book                                           2.9
Beta (since inception)[1]                             0.61
 Standard Deviation (since inception)[1]         12.79
Total Equity Securities                           26
'03 Portfolio Turnover                           25%
Dividend Yield[2]                                  2.3%
Operating Expenses[3]                        1.13%
    (Net of Commission Recapture)

Asset Allocation

Top 10 Equity Holdings

Freddie Mac                                      8.1%

Tyco International Ltd.                        6.3%

Fannie Mae                                       6.1%

Altria Group Inc.                                6.0%

Electronic Data Systems Corp.          5.6%

American Express Company              4.9%

Tenet Healthcare Corp.                      4.4%

El Paso Corp.                                   3.3%

Kraft Foods Inc.                                3.1%

UST Inc.                                           2.8%

1 Beta is a measure of a fund's sensitivity to market movements. The beta of the benchmark is typically 1.00. The benchmark used to calculate beta is the S&P 500 Index. Standard deviation is a statistical measure of the range of a fund's performance. When a fund has a high standard deviation, its range of performance has been very wide, indicating that there is a greater potential for volatility.

2 Dividend Yield is calculated by dividing the annual expected income by the market value of the fund on the last day of each month.

3 Total operating expense is the ratio of expenses to net assets as of 12/31/03. The expense ratio will fluctuate throughout the fund's fiscal year and will be reported at the end of the fiscal year as an annualized number.

Sector Concentration

Performance as of December 31, 2003
Net Performance	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Since Inception
Clipper FundSM	9.20%	19.26%	19.26%	7.51%	10.83%	15.93%	15.95%
S&P 500*	12.18%	28.69%	28.69%	-4.05%	-0.57%	11.06%	13.32%
Russell 1000® Value*	14.19%	30.03%	30.03%	1.22%	3.56%	11.87%	13.76%

Historical Performance
Net Performance					Fund	S&P 500	Russell 1000 Value
Year	1 Qtr	2 Qtr	3 Qtr	4 Qtr	Annual	Index*	Index*
1993	4.18%	-0.37%	1.47%	5.52%	11.13%	10.08%	18.12%
1994	-4.76%	0.24%	2.14%	0.03%	-2.46%	1.32%	-1.99%
1995	12.02%	12.75%	7.49%	6.95%	45.20%	37.58%	38.35%
1996	5.25%	5.27%	2.13%	5.55%	19.43%	22.96%	21.64%
1997	3.27%	14.19%	4.45%	5.69%	30.17%	33.36%	35.18%
1998	7.12%	0.83%	-1.74%	12.32%	19.20%	28.58%	15.63%
1999	-3.34%	7.37%	-4.32%	-1.34%	-2.03%	21.04%	7.35%
2000	-3.03%	5.55%	16.20%	15.54%	37.40%	-9.10%	7.02%
2001	1.03%	3.03%	-2.53%	8.67%	10.26%	-11.88%	-5.59%
2002	5.70%	-6.21%	-12.34%	8.72%	-5.51%	-22.10%	-15.53%
2003	-10.17%	17.32%	3.63%	9.20%	19.26%	28.69%	30.03%

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value.

For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance data and a prospectus containing the Fund's investment objectives, risks and charges and expenses, may be obtained from the Fund by calling (800) 776-5033 or may be found on our website www.clipperfund.com. Please read the prospectus carefully before investing.